SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 14, 2003
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                              MACROCHEM CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                       0-13634                04-2744744
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(State or Other Jurisdiction of         (Commission            (IRS Employer
        Incorporation)                  File Number)         Identification No.)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number:   (781) 862-4003
                                 --------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On March 31, 2003, we received a notification from Nasdaq indicating that, as of December 31, 2002, our stockholders' equity did not comply with the minimum $10,000,000 stockholders' equity requirement for continued inclusion on The Nasdaq National Market.

     We subsequently have received notification from the Nasdaq Listing Qualifications Panel that the Panel had determined to continue the listing of our Common Stock on The Nasdaq National Market, provided that we meet certain conditions, including (a) the completion of a $3,000,000 equity financing no later than September 12, 2003, (b) achieving compliance on or before October 15, 2003 with the minimum $10,000,000 stockholders' equity requirement and (c) filing a 10-K for the fiscal year ending December 31, 2003 evidencing continued compliance with such $10,000,000 requirement.

     In response to the second condition set forth by the Panel, the Company is hereby filing a balance sheet reflecting total stockholders' equity of $10,107,136 as of August 31, 2003.

     There can be no assurance that the Panel will accept this filing in satisfaction of the second condition nor can there be any assurance that we will be able to meet the remaining conditions established by the Panel or maintain compliance with all other listing requirements and thus remain listed on The Nasdaq National Market. If we are unable to regain compliance with any Nasdaq listing requirement, we will consider other potential actions, including applying to transfer our common stock from The Nasdaq National Market to The Nasdaq SmallCap Market. A delisting of our stock from The Nasdaq National Market, however, could reduce the liquidity of an investment in our common stock and affect our ability to raise additional funds in the future.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b). Pro forma financial information:

         1. A copy of a MacroChem Corporation pro forma balance sheet as of August 31, 2003 is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

(c). Exhibits:

         99.1. MacroChem Corporation pro forma balance sheet as of August 31, 2003.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MacroChem Corporation


Date:  October 14, 2003                By:/s/Bernard R. Patriacca
                                          -----------------------
                                       Name:  Bernard R. Patriacca
                                       Title: Vice President, Chief Financial
                                                     Officer and Treasurer


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                                  EXHIBIT INDEX


     The following designated exhibit is filed herewith:


     99.1.  MacroChem Corporation pro forma balance sheet as of August 31, 2003.

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